UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254
Sacramento, California 95816
(Address of principal executive offices) (Zip Code)

(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	DEVSF	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 9, 2026, the Company issued a press release announcing that its special meeting of shareholders, which was previously scheduled for September 10, 2026, in connection with the proposed business combination among XCF Global Inc. (“XCF Global”), DevvStream Corp. (“DevvStream”) and Southern Energy Renewables Inc. (“Southern Energy”) pursuant to the Business Combination Agreement dated as of April 13, 2026, has been postponed to provide additional time to complete preparations for the meeting. The DevvStream Special Meeting of Shareholders has been postponed to September 17, 2026 at 10:00 a.m. Eastern Time. The meeting will continue to be held virtually.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Additional Information and Where to Find It

In connection with the proposed business combination transaction among XCF Global, DevvStream, and Southern Energy, XCF Global has filed with the SEC a registration statement on Form S-4 (Registration No. 333-296774) containing a joint proxy statement/prospectus. A definitive joint proxy statement/prospectus, dated July 31, 2026, has been mailed to stockholders of XCF Global and shareholders of DevvStream as of the record date of July 29, 2026. XCF Global, DevvStream and Southern Energy may also file other documents with the SEC regarding the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF XCF GLOBAL AND DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS, THIS CURRENT REPORT ON FORM 8-K AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders can obtain free copies of the joint proxy statement/prospectus and other filed documents, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by XCF Global will be available free of charge at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting XCF Global's Investor Relations Department at safx@xcf.global. Copies of the documents filed with the SEC by DevvStream will be available free of charge at www.devvstream.com/investors/ or by contacting DevvStream's Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

XCF Global, DevvStream, Southern Energy, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from XCF Global's stockholders and DevvStream's shareholders in connection with the proposed transaction. Information regarding directors and executive officers of (i) XCF Global is contained in XCF Global's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in other documents subsequently filed with the SEC and (ii) DevvStream is contained in DevvStream's proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the proposed Business Combination, the anticipated structure, timing and conditions of the Business Combination, the anticipated completion of the plant conversion, the achievement of specified financial and operational milestones, the anticipated issuance of state-supported bonds by Southern Energy, the valuation the parties are aiming to achieve following the consummation of the Business Combination, and the expected benefits of the Business Combination. All statements, other than statements of historical facts, are forward-looking statements, including statements regarding the expected timing, structure and terms of the Business Combination; the ability of the parties to complete the Business Combination considering the various closing conditions; the expected or targeted benefits of the Business Combination; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that XCF Global is unable to achieve the specified annualized revenue and EBITDA thresholds, which depend in significant part on XCF Global’s business performance, operating results, market demand, execution capabilities and other factors; (4) the risk that Southern Energy does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms or not issued at all; (5) the risk that XCF Global is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with the $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the inability to satisfy or waive the closing conditions contemplated by the BCA; (7) the occurrence of events, changes or other circumstances that could give rise to the termination of the BCA, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the BCA; (8) the outcome of any legal proceedings that may be instituted against XCF Global, DevvStream, Southern Energy, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (9) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (10) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership or the allocation of economic interests contemplated by the BCA; (11) changes to the structure, timing or terms of the Business Combination that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (12) the risk that required regulatory, governmental, stock exchange or shareholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of the Business Combination; (13) the risk that the announcement of the BCA or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of XCF Global, DevvStream or Southern Energy; (14) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions or the inability to grow and manage operations profitably; (15) costs, expenses and management distraction associated with the BCA, negotiations, potential litigation and any contemplated transactions; (16) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (17) other economic, business, competitive, operational or financial factors beyond management’s control, including those described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in XCF Global’s and DevvStream’s filings with the SEC, including their most recent Quarterly Reports on Form 10-Q and subsequent filings. There may be additional risks that XCF Global, DevvStream, Southern Energy and EEME do not presently know or that they currently believe are not material that could also cause actual results to differ materially from those contained in the forward-looking statements.

Although the business combination agreement is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the business combination agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither the Company, XCF Global, Southern or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this Current Report on Form 8-K nor the continued availability of this Current Report on Form 8-K in archive form on XCF Global’s website at www.xcf.global/investor-relations or the Company’s website at www.devvstream.com/investors/ should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated September 9, 2026
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2026

DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
Name:	Sunny Trinh
Title:	Chief Executive Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

XCF Global and DevvStream Announce Postponement of Special Meetings in Connection with Proposed Business Combination

XCF Global Special Meeting Rescheduled to September 24, 2026; DevvStream Special Meeting Rescheduled to September 17, 2026

HOUSTON, Texas, and SACRAMENTO, California — September 9, 2026 — XCF Global, Inc. (Nasdaq: SAFX) (“XCF Global”) and DevvStream Corp. (Nasdaq: DEVS) (“DevvStream”) today announced that the special meetings of stockholders and shareholders, respectively, of XCF Global and DevvStream, which were previously scheduled for September 10, 2026, in connection with the proposed business combination among XCF Global, DevvStream and Southern Energy Renewables Inc. (“Southern Energy”) pursuant to the Business Combination Agreement dated as of April 13, 2026 (the “Business Combination Agreement” or “BCA”), have been postponed to provide additional time to complete preparations for the meetings.

The XCF Global Special Meeting of Stockholders has been postponed to September 24, 2026 at 11:00 a.m. Eastern Time. The DevvStream Special Meeting of Shareholders has been postponed to September 17, 2026 at 10:00 a.m. Eastern Time. Both meetings will continue to be held virtually.

The record date for determining stockholders and shareholders entitled to vote at the respective special meetings remains the close of business on July 29, 2026. Stockholders and shareholders who have already submitted their proxies do not need to take any further action unless they wish to change or revoke their vote. Previously submitted proxies will remain valid and will be voted at the rescheduled meetings unless properly revoked.

XCF Global and DevvStream urge all stockholders and shareholders of record who have not yet voted to submit their proxies as soon as possible. Your vote is very important. The boards of directors of XCF Global and DevvStream each unanimously recommend that their respective stockholders and shareholders vote “FOR” each of the proposals to be considered at the applicable special meeting, as described in the definitive joint proxy statement/prospectus.

If you have questions regarding the postponement, the special meetings, or need assistance in voting your shares, please contact XCF Global’s and DevvStream’s proxy solicitor:

Sodali & Co
430 Park Avenue, 14th Floor
New York, NY 10022
Stockholders and All Others Call Toll Free: (800) 662-5200
Banks and Brokers Call: (203) 658-9400
Email: DEVS@investor.sodali.com

About XCF Global, Inc.

XCF Global, Inc. (“XCF Global”) (Nasdaq: SAFX) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF Global as an early mover among large-scale SAF producers in North America. XCF Global is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF Global is listed on the Nasdaq Capital Market and trades under the ticker, SAFX. To learn more go to XCF.Global.

About DevvStream

DevvStream (Nasdaq: DEVS) is a carbon management company focused on the development, investment, and sale of environmental assets worldwide, including carbon credits and renewable energy certificates.

About Southern Energy Renewables

Southern Energy Renewables Inc. is a U.S.-based clean fuels, chemicals and products developer focused on advancing large-scale biomass-to-fuels projects. These projects are designed to produce carbon-negative SAF and green methanol, supported by integrated carbon capture and sequestration.

Additional Information and Where to Find It

In connection with the proposed business combination among XCF Global, DevvStream and Southern Energy, XCF Global has filed a registration statement on Form S-4 (Registration No. 333-296774) with the Securities and Exchange Commission (the “SEC”), which includes a joint proxy statement of XCF Global and DevvStream that also constitutes a prospectus of XCF Global (the “Joint Proxy Statement/Prospectus”). The registration statement was declared effective by the SEC on July 31, 2026, and the definitive Joint Proxy Statement/Prospectus was mailed to stockholders and shareholders on or about August 7, 2026. XCF Global, DevvStream and Southern Energy may also file other documents with the SEC and Canadian securities regulatory authorities regarding the proposed transaction.

This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document that XCF Global, DevvStream or Southern Energy (as applicable) may file with the SEC or Canadian securities regulatory authorities in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF XCF GLOBAL AND DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED BY XCF GLOBAL, DEVVSTREAM OR SOUTHERN ENERGY WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

XCF Global’s and DevvStream’s investors and security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other filings containing important information about the proposed transaction, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by (i) XCF Global will be available free of charge on XCF Global’s website at https://xcf.global and (ii) DevvStream will be available free of charge under the tab “Financials” on the “Investor Relations” page of DevvStream’s website at www.devvstream.com.

Participants in the Solicitation

DevvStream, Southern Energy, XCF Global, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from DevvStream’s and XCF Global’s stockholders in connection with the proposed transaction. Information regarding directors and executive officers of (i) XCF Global is contained in its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in other documents subsequently filed with the SEC and (ii) DevvStream is contained in DevvStream’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025, and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the proposed transactions contemplated by the Business Combination Agreement, the anticipated structure, timing and conditions of the proposed transaction, the anticipated completion of the plant conversion, the achievement of specified financial and operational milestones, the anticipated issuance of state-supported bonds by Southern Energy, and the valuation the parties are aiming to achieve. All statements, other than statements of historical facts, are forward-looking statements, including: statements regarding the expected timing, structure and terms of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal,” “designed,” or the negatives of these words or other similar terms or expressions that concern XCF Global’s, DevvStream’s, or Southern Energy’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that XCF Global is unable to achieve the specified annualized revenue and EBITDA thresholds, which depend in significant part on XCF Global’s business performance, operating results, market demand, execution capabilities, and other factors; (4) the risk that Southern Energy does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms, or not issued at all; (5) the risk that XCF Global is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with the $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the inability to satisfy or waive the closing conditions contemplated by the Business Combination Agreement; (7) the occurrence of events, changes or other circumstances that could give rise to the termination of the Business Combination Agreement, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the Business Combination Agreement; (8) the outcome of any legal proceedings that may be instituted against XCF Global, DevvStream, Southern Energy, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (9) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (10) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership, or the allocation of economic interests contemplated by the Business Combination Agreement, including the risk that, in the event the proposed transaction closes, the parties may never achieve their aim of creating a $3.0 billion combined enterprise (as of the date hereof this statement only represents an objective that the parties intend to achieve on a future date and such objective has not in the past and may never in the future be achieved); (11) changes to the structure, timing or terms of any proposed transaction that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (12) the risk that required regulatory, governmental, stock exchange or shareholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of any contemplated transaction; (13) the risk that the announcement of the Business Combination Agreement or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of XCF Global, DevvStream or Southern Energy; (14) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions, or the inability to grow and manage operations profitably; (15) costs, expenses and management distraction associated with potential litigation and any contemplated transactions; (16) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (17) other economic, business, competitive, operational or financial factors beyond management’s control.

Although the Business Combination Agreement is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the Business Combination Agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this press release. None of XCF Global, DevvStream, Southern Energy or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this press release nor the continued availability of this press release in archive form on DevvStream’s website at www.devvstream.com or XCF Global’s website at www.xcf.global should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Investor Relations Contacts:

DevvStream Corp.
ir@devvstream.com

XCF Global, Inc.
media@xcf.global

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